ASSET MANAGEMENT FUND

Money Market Fund
Class D Shares

SUPPLEMENT DATED AUGUST 11, 2009
TO PROSPECTUS DATED MARCH 1, 2009,
AS SUPPLEMENTED JUNE 25, 2009

The section “Fund Information – Investment Adviser – Portfolio Managers” on page 10 is deleted and replaced with the following:

The portfolio managers of the Adviser manage the Fund’s investments as a team.  The portfolio managers responsible for the day-to-day management of the Fund’s investments are David F. Adamson, Maggie Bautista, Sean Kelleher and David Woods.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.